HIM SUM SUP-1 030112
Summary Prospectus Supplement dated March 1, 2012
The purpose of this mailing is to provide you with changes to the current Summary Prospectuses for Class A, B, C, Y and Institutional Class shares of the Fund listed below:
Invesco High Income Municipal Fund
The following information replaces the table in its entirety appearing under the heading “Management of the Fund” in the summary prospectuses:

“Portfolio Managers	Title	Length of Service on the Fund
William Black	Portfolio Manager	2011
Mark Paris	Portfolio Manager	2011
James Phillips	Portfolio Manager	2011	”
HIM SUM SUP-1 030112